EXHIBIT 10.9

                              NOTE ESCROW AGREEMENT

         AGREEMENT made as of the 30th day of July, 1996, by and among MAGICWORKS ENTERTAINMENT INCORPORATED and its successor by merger (the "Issuer"), CAPITAL GROWTH INTERNATIONAL, L.L.C. (the "Placement Agent"), as agent for the holders of the Notes (as defined below) and STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK, a national banking association with offices at 355 Lexington Avenue, New York, New York 10017, or any successor escrow agent appointed in accordance with the terms hereof (the "Note Escrow Agent").


                              W I T N E S S E T H:


         WHEREAS, the Issuer proposes to offer (the "Offering") for sale, through the Placement Agent and pursuant to a Confidential Private Placement Memorandum dated June 6, 1996 (as may be supplemented or amended from time to time), certain securities of the Issuer in the form of units (the "Units"), which Units will include, among other securities, an unsecured senior convertible note (each, a "Note");


         WHEREAS, the Notes provide that, on each of the Principal Escrow Payment Dates (as defined in the Note), the Issuer shall irrevocably deposit into escrow an amount equal to the Principal Escrow Payments due on such Principal Escrow Payment Date as provided in the Note and summarized in the Information Sheet attached hereto; and


         WHEREAS, the Issuer and the Placement Agent propose to establish an escrow account with the Note Escrow Agent in connection with the Offering and the Note Escrow Agent is willing to establish such escrow account on the terms and subject to the conditions hereinafter set forth;


         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. INFORMATION SHEET. Each capitalized term not otherwise defined in this Agreement shall have the meaning set forth for such term on the information sheet which is attached to this Agreement and is incorporated by reference herein and made a part hereof (the "Information Sheet").

         2.       ESTABLISHMENT OF THE PRINCIPAL ESCROW ACCOUNT.

         2.1 The parties hereto shall establish an interest bearing escrow account at the Trust Department of the Note Escrow Agent bearing the designation "Principal Escrow Account".

         2.2 On or before each of the following dates (the "Principal Escrow Payment Dates"), the Company shall (a) send a notice, substantially in the form attached hereto as EXHIBIT A, to the Note Escrow Agent, with a copy to the Placement Agent, of the principal amount of each Note then outstanding and the amount of the Principal Escrow Payment due on such Principal Escrow Payment Date and (b) irrevocably deposit in the Principal Escrow Account the following cash amounts (the "Principal Escrow Payments") to secure the Company's obligation to pay principal on the Notes outstanding on July 30, 2001 (the "Maturity Date"):

                                                                              PRINCIPAL ESCROW PAYMENTS DUE
                                                                            (REPRESENTED AS A PERCENT OF THE
                                                                              AGGREGATE PRINCIPAL AMOUNT OF
                                                                           NOTES OUTSTANDING ON SUCH PRINCIPAL
                 PRINCIPAL ESCROW PAYMENT DATES                                   ESCROW PAYMENT DATE)
Seven payment dates commencing on the first business day following the third anniversary of the first closing of the Offering and every ninety days thereafter, provided that such day is a business day, otherwise on the first business day
following each such date.........................................                       10.714286%

The Company's obligations under this Section 2 shall survive until the Notes are no longer outstanding. The Note Escrow Agent shall not be required to accept any amounts for deposit in such Escrow Account prior to its receipt of the notice described in this Section 2.2.


         3.       DEPOSITS IN THE ESCROW ACCOUNT.

         3.1 All amounts received from the Company shall be deposited in the Principal Escrow Account, which amount will be in the form of checks, cash, or wire transfers representing the payment of money.

         3.2 Amounts deposited in the Principal Escrow Account which have cleared the banking system and have been collected by the Note Escrow Agent for the payment of principal are sometimes referred to herein as the "Principal Funds."

         4.       DISBURSEMENTS FROM THE PRINCIPAL ESCROW ACCOUNT.

         4.1. The Note Escrow Agent will hold the Principal Escrow Payments in the Principal Escrow Account until the Maturity Date, on which date, the Note Escrow Agent shall use the Principal Funds in the Principal Escrow Account to make payments of principal in accordance with the terms of the Notes. Not later than three (3) business days before the Maturity Date, the Company will deliver to the Note Escrow Agent, with a copy to the Placement Agent, an Officers' Certificate signed by the Chairman or a Co-Chairman of the Board of Directors, the President or the Chief Executive Officer and by the Chief Financial Officer of the Company specifying the respective principal amounts due on the Notes outstanding on the Maturity Date. The Escrow Agent shall, without any further authorization by the Company, subject to Section 5 hereof, make such payments of principal on the Notes directly to the respective Holders at each such Holder's respective address, which addresses, and such other information as is necessary to satisfy any reporting requirements, shall be delivered to the Escrow Agent by the Company within five (5) business days after each closing of the Offering and updated promptly thereafter by the Company. The Note Escrow Agent may rely upon such certification and shall have no responsibility to verify the contents thereof.

         4.2. Upon disbursement of the Principal Funds in the Principal Escrow Account pursuant to the terms of this Section 4, the Note Escrow Agent shall be relieved of all further obligations and released from all liability under this Agreement with respect to its obligation under this Section 4. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Note Escrow Agent with respect to the Principal Funds exceed the amount of such Principal Funds.

         5.       EVENTS OF PREPAYMENT OR CONVERSION.

         5.1. Except for Notes previously converted in accordance with the terms thereof, all, but not less than all, of the outstanding principal amount of the Notes, together with accrued but unpaid interest thereon, may be prepaid by the Company in accordance with Section 4 thereof. Within three (3) business days after the Company mails a notice of prepayment to the holders of the Notes, the Company shall send such prepayment notice to the Note Escrow Agent, with a copy to the Placement Agent, which notice shall include the Prepayment Price (as defined in the Notes) payable to each of such holders. Not later than five (5) business days before the prepayment date, the Company shall deposit in the Principal Escrow Account cash equal to the amount sufficient to prepay all of the then outstanding Notes, considering that any amounts in the Principal Escrow Account may, at the direction of the Company, be applied toward the Prepayment Price. The Note Escrow Agent shall, on the prepayment date set forth in the Company's notice of prepayment, use the Principal Funds to pay to each Holder of outstanding Notes their respective Prepayment Price in accordance with the terms of the notice of prepayment.

         5.2. If the Notes are not prepaid by the Company in accordance with
Section 5.1 above and Section 4 of the Notes, each Holder has the option, at any time prior to the Maturity Date, to convert all, but not less than all, of the principal amount of such Holder's

Notes and accrued but unpaid interest thereon into shares of the Company's Common Stock, pursuant to Section 6 of the Notes. Within five (5) business days after conversion of any Note, the Company shall send a notice to the Note Escrow Agent, with a copy to the Placement Agent, together with a copy of the Notice of Conversion sent by the holder. The notice shall state the name of the holder of the Note and the amount of principal and interest converted. The Note Escrow Agent shall be entitled to rely on such notice without independent verification thereof. The Company's obligation to pay the principal amount and accrued but unpaid interest on each Note converted shall, upon conversion, be discharged; and, unless the Note Escrow Agent shall have received a notice from the Placement Agent as agent for the Noteholders that an Event of Default under the Notes has occurred and is continuing, any Principal Funds attributable to such converted Note shall be applied by the Note Escrow Agent, first, to reduce the next due Principal Escrow Payment pursuant to Section 2.2 hereof, which reduction shall be set forth on the notice delivered to the Note Escrow Agent pursuant to Section 2.2 hereof and, second, if any Principal Funds remain after all the Notes are either prepaid or converted in accordance with their terms, such remaining Principal Funds shall be returned to the Company provided that no outstanding amounts hereunder are due to the Note Escrow Agent.

         6. EVENTS OF DEFAULT. If an Event of Default shall occur and be continuing under Section 2 of the Notes, the Placement Agent shall promptly give notice to the Note Escrow Agent and upon receipt of such notice, the Note Escrow Agent shall be entitled to hold the Principal Funds, or a portion thereof, in the Principal Escrow Account pending the resolution of any uncertainty as to the proper disbursement of the Principal Funds to the Note Escrow Agent's sole satisfaction, by final judgment of a court of competent jurisdiction or otherwise, provided, however, that the Note Escrow Agent shall be entitled to rely without independent verification on any instructions received with respect to the Principal Funds that is executed by the Company and by or on behalf of the holders of at least 50% of the aggregate principal amount of the Notes then outstanding; or the Note Escrow Agent, at its sole option, may deposit the Principal Funds (and any other amounts that thereafter become part of the Principal Funds) with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Note Escrow Agent of the Principal Funds with the Clerk of any court, the Note Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

         7.       RIGHTS, DUTIES AND RESPONSIBILITIES OF NOTE ESCROW AGENT.
It is understood and agreed that the duties of the Note Escrow Agent are purely ministerial in nature, and that:

         7.1 The Note Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Notes or of any agreement between the Placement Agent and the Issuer nor shall the Note Escrow Agent be responsible for the performance by the Issuer of its obligations under the Notes, or by the Placement Agent or the Issuer of their respective obligations under this Agreement.

         7.2 The Note Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder.

         7.3 The Note Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness, of any notice, instruction, certificate, signature, instrument or document which is given to the Note Escrow Agent pursuant to this Agreement whether containing original or facsimile signatures without the necessity of the Note Escrow Agent verifying the truth or accuracy thereof, including, without limitation, the accuracy of the Issuer's calculations of interest and principal payments and the addresses of the holders of the Notes as furnished by the Issuer. The Note Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instruction or to execute any such certificate, instrument or document.

         7.4 In the event that the Note Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Principal Escrow Account or the Principal Funds which, in its sole determination, are in conflict either with other instructions received by it or with any provisions of this Agreement, it shall be entitled to hold the Principal Funds, or a portion thereof, in such Principal Escrow Account pending the resolution of such uncertainty to the Note Escrow Agent's sole satisfaction, by final judgment of a court of competent jurisdiction or otherwise; or the Note Escrow Agent, at its sole option, may deposit the Principal Funds (and any other amounts that thereafter become part of the Principal Funds) with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Note Escrow Agent of the Principal Funds with the Clerk of any court, the Note Escrow Agent shall be relieved of all further obligations and released from all liability hereunder.

         7.5. The Note Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any employee, agent or attorney appointed by it, except in the case of gross negligence or willful misconduct. The Note Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

         7.6. The Note Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Principal Funds or any part of the Principal Funds or to file any financing statement under the Uniform Commercial Code with respect to the Principal Funds or any part of the Principal Funds.

         7.7. The Note Escrow Agent shall be relieved from its obligations hereunder to make any payment of principal on the Notes if the Issuer shall have defaulted on its obligations to deposit funds with the Note Escrow Agent sufficient to make such payments pursuant to Sections 2 and 5 hereof until such default is cured.

         8. AMENDMENT; RESIGNATION; TERMINATION. This Agreement may be altered or amended only with the written consent of the Issuer, the Placement Agent and the Note Escrow Agent. The Note Escrow Agent may resign and be discharged from its duties and obligations hereunder by giving notice of such resignation to the Issuer and the Placement Agent, specifying the date upon which such resignation shall take effect; provided, however, that such date shall be not less than 20 days from the date of such notice and provided further, that in the event a successor Note Escrow Agent shall not have been appointed by such resignation date, the Note Escrow Agent shall deposit the Principal Funds (and any other amounts that thereafter become part of the Principal Funds) with the Clerk of any New York State or federal court sitting in New York County, New York (any such court a "New York Court") in a proceeding to which all parties in interest are joined. Upon the deposit by the Note Escrow Agent of the Principal Funds a New York Court, the Note Escrow Agent shall be relieved of all further obligations and released from all liability hereunder. The Issuer and the Placement Agent shall also have the right, by mutual agreement, to terminate the appointment of the Note Escrow Agent hereunder by giving to it notice of such termination, specifying the date upon which such termination shall take effect and designating a successor Note Escrow Agent. In any such event, the Issuer and the Placement Agent shall, by mutual agreement, reasonably approve and designate a successor Note Escrow Agent to such resigning or terminated Note Escrow Agent. Upon demand of a successor Note Escrow Agent, all property in the Principal Escrow Account shall be turned over and delivered to such successor Note Escrow Agent who shall, thereupon, be bound by all of the provisions hereof. Without limiting the provisions of Section 10 hereof, the resigning Note Escrow Agent upon submission of proper documentation, shall be entitled to be reimbursed by the Issuer for any expenses incurred in connection with its resignation, transfer of the Principal Funds to a successor escrow agent or distribution of the Principal Funds pursuant to this Section 8.

         9. REPRESENTATIONS AND WARRANTIES. The Issuer hereby represents and warrants to the Note Escrow Agent that:

         9.1 To the best of its knowledge, no party other than the parties hereto and the Noteholders have, or shall have, any lien, claim or security interest in the Principal Funds or any part of the Principal Funds.

         9.2 To the best of its knowledge, no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Principal Funds or any part of the Principal Funds.

         9.3 All of the information contained in the Information Sheet is, as of the date hereof, and will be, at the time of any disbursement of the Principal Funds, true and correct in all material respects.

         9.4 The information contained in any notice given pursuant to Sections 2.2, 5.1 or 5.2 hereof shall be true and correct in all material respects on the date such notice is given and on the date any funds are disbursed pursuant to such notice, and that all of the information contained in any certificate given under this Agreement shall be true and correct in all material respects on the date such certificate is given and on the date any funds are disbursed pursuant to such certificate.

         10. FEES AND EXPENSES. The Note Escrow Agent shall be entitled to the Note Escrow Agent Fee set forth on the Information Sheet, payable upon execution of this Agreement. In addition, the Issuer agrees to reimburse, upon submission of proper documentation, the Note Escrow Agent for any reasonable expense incurred in connection with this Agreement.

         11.      INDEMNIFICATION AND CONTRIBUTION.

         11.1 The Issuer (the "Indemnitor") agrees to indemnify the Note Escrow Agent and its officers, directors, employees, agents and shareholders (jointly and severally the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable counsel fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees.

         11.2 If the indemnification provided for in this Section 11 is applicable, but for any reason is held to be unavailable, the Indemnitor shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including reasonable counsel fees, actually incurred by the Indemnitees as a result of or in connection with, any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omission of the Indemnitor.

         11.3 The provisions of this Section 11 shall survive any termination of this Agreement, whether by disbursement of the Principal Funds, resignation of the Note Escrow Agent or otherwise.

         12. GOVERNING LAW AND ASSIGNMENT. This Agreement shall be construed in accordance with and governed by the laws of the State of New York and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that any assignment or transfer by any party of its rights under this agreement or with respect to the Principal Funds shall be void as against the Note Escrow Agent unless:

                  (a) written notice thereof shall be given to the Note Escrow Agent; and

                  (b) the Note Escrow Agent shall have consented in writing to such assignment or transfer.

         The Note Escrow Agent hereby acknowledges notice of the merger (the "Merger") of the Issuer with and into Shadow Wood Corporation, a Delaware corporation ("Shadow Wood"), pursuant to which Shadow Wood will succeed to all the rights and obligations of the Issuer, including those under the Notes and under this Agreement. The Note Escrow Agent hereby consents to the Merger and is authorized to accept and act upon any and all notices, certificates and other communications from Shadow Wood, which will be renamed Magicworks Entertainment Incorporated, as if such notices, certificates and communications were submitted by the Issuer.

         13. NOTICES. All notices required to be given in connection with this Agreement shall be sent by registered or certified mail, return receipt requested, or by hand delivery with receipt acknowledged, or by the Express Mail service offered by the United States Post Office, or by any overnight delivery service, or by facsimile if confirmation of such transmission is received by the sender thereof, and addressed, if to the Issuer or the Placement Agent, at their respective addresses set forth on the Information Sheet, and if to the Note Escrow Agent, at its address set forth above, to the attention of the Trust Department.

         14. SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         15. EXECUTION IN SEVERAL COUNTERPARTS. This Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

         16. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings (written or oral) of the parties in connection herewith.

         IN WITNESS WHEREOF, the undersigned have executed this Note Escrow Agreement as of the day and year first above written.

                                  STERLING NATIONAL BANK & TRUST
                                  COMPANY OF NEW YORK


                                  By:
                                     -------------------------------------
                                      Name:
                                      Title:

                                  MAGICWORKS ENTERTAINMENT
                                  INCORPORATED


                                  By:
                                     -----------------------------------
                                     Brad Krassner
                                     Co-Chairman of the Board and
                                     Chief Executive Officer



                                  By:
                                     ------------------------------------
                                     Lee Marshall
                                     President and Chief Operating Officer


                                  CAPITAL GROWTH INTERNATIONAL,
                                  L.L.C., as agent for the holders of the Notes



                                  By:
                                     -------------------------------------
                                     Michael S. Jacobs
                                     Senior Vice President

               STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK

                       ESCROW AGREEMENT INFORMATION SHEET


         1.  THE ISSUER

                  Name: Magicworks Entertainment Incorporated and its successor by merger

                  Address: 930 Washington Avenue, 5th Floor Miami Beach, Florida 33139

                  State of incorporation or organization:              Florida

         2. THE PLACEMENT AGENT

                  Name:    Capital Growth International, L.L.C.

                  Address: 666 Steamboat Road, 2nd Floor, Greenwich,
                           Connecticut 06830

                  State of incorporation or organization:              Delaware

         3. THE NOTES

         Rate of Interest:                           10% per annum

         Maturity Date:                              July 30, 2001

         Principal Escrow Payment Dates:             July 30, 1999 and every
                                                     ninety days thereafter,
                                                     provided that such day is
                                                     a business day

         Principal Escrow Payments:                  10.714286% of the aggregate
                                                     principal amount of Notes
                                                     outstanding on each such
                                                     Principal Escrow Payment
                                                     Date.

         4. THE PRINCIPAL ESCROW ACCOUNT

                  Title of the Principal Escrow Account: "SNB f/b/o Magicworks Entertainment Incorporated Note Holders' Principal Account"

                  Branch address where the Escrow Accounts are to be established: New York

         5.       NOTE ESCROW AGENT FEE

                  Principal Account Escrow Fee:

                  (a)      $2,500 upon execution of this Agreement; and

                  (b)      $4,000 on the Maturity Date.

                                                                     EXHIBIT A




         For Principal Escrow Payment Date: ____________________________ , 199_


NOTEHOLDER NAME AND ADDRESS     PRINCIPAL AMOUNT OUTSTANDING     PRINCIPAL ESCROW PAYMENT








TOTALS                                                           $____________________

Less principal previously
deposited with Note Escrow
Agent with respect to any
converted Note:                                                  $(___________________)

Total                                                            $____________________
                                                                  ====================


Dated: ________________________ , 19_

                                       MAGICWORKS ENTERTAINMENT INCORPORATED


                                       By:
                                          ------------------------------------
                                          Name:
                                          Title: